EXHIBIT 16

                                 January 6, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of the Form 8-K A/1 dated December 16, 2002 of Xechem International, Inc. and agree with the statements concerning our Firm contained therein.

                                                     Very truly yours,

                                                     /s/  Grant Thornton LLP

                                                     GRANT THORNTON LLP